Prospectus Supplement                                             ______  10/04

dated October 22, 2004 to:
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Putnam Floating Rate Income Fund
Prospectus dated September 7, 2004

The table entitled "Initial sales charges for class A and M shares" under the heading "Which class of shares is best for me?" is replaced with the following:

Initial sales charges for class A and M shares
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                               Class A sales charge        Class M sales charge
                                as a percentage of:         as a percentage of:
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                                  Net
Amount of purchase               amount       Offering    Net amount  Offering
at offering price ($)           invested       price*     invested     price*
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Under 100,000                     3.36%        3.25%        2.04%      2.00%
100,000 but under 250,000         2.56         2.50         1.52       1.50
250,000 but under 500,000         2.04         2.00         1.01       1.00
500,000 but under 1,000,000       1.52         1.50         NONE       NONE
1,000,000 and above               NONE         NONE         NONE       NONE
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* Offering price includes sales charge.